Decommissioning and Other Provisions	12 Months Ended
Dec. 31, 2017
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Decommissioning and Other Provisions
Decommissioning and Other Provisions
The change in decommissioning and other provision balances is as follows:

	Decommissioning and restoration	Other	Total
Balance, Dec. 31, 2015	233	165	398
Liabilities incurred	11	12	23
Liabilities settled	(23)	(36)	(59)
Accretion	19	1	20
Revisions in estimated cash flows	12	5	17
Revisions in discount rates	44	—	44
Reversals	—	(96)	(96)
Change in foreign exchange rates	(3)	(1)	(4)
Balance, Dec. 31, 2016	293	50	343
Liabilities incurred	3	19	22
Liabilities settled	(19)	(31)	(50)
Liabilities disposed(1)	(8)	—	(8)
Accretion	23	—	23
Revisions in estimated cash flows(2)	41	1	42
Revisions in discount rates(2)	110	—	110
Reversals	—	(4)	(4)
Change in foreign exchange rates	(6)	(2)	(8)
Balance, Dec. 31, 2017	437	33	470
(1) Relates to the disposition of the Solomon power station and the sale of the Wintering Hills wind facility.
(2) During 2017, mainly as a result of the OCA (see Note 4(H)), the discount rates used for the Canadian coal and mining operations decommissioning provisions were changed to the use of 5 to 15-year rates. The use of lower, shorter-term discount rates increased the corresponding liabilities. On average, these rates decreased by approximately 1.60 to 2.10 per cent. Additionally, the amount and timing of cash outflows for certain Canadian coal plants and mining operations was also revised, resulting in an increase to the corresponding liabilities.

	Decommissioning and restoration	Other	Total
Balance, Dec. 31, 2016	293	50	343
Current portion	27	12	39
Non-current portion	266	38	304
Balance, Dec. 31, 2017	437	33	470
Current portion	40	27	67
Non-current portion	397	6	403

A. Decommissioning and Restoration

A provision has been recognized for all generating facilities and mines for which TransAlta is legally, or constructively, required to remove the facilities at the end of their useful lives and restore the sites to their original condition. TransAlta estimates that the undiscounted amount of cash flow required to settle these obligations is approximately $1 billion, which will be incurred between 2018 and 2073. The majority of the costs will be incurred between 2020 and 2050. At Dec. 31, 2017, the Corporation had provided a surety bond in the amount of US$139 million (2016 - US$139 million) in support of future decommissioning obligations at the Centralia coal mine. At Dec. 31, 2017, the Corporation had provided letters of credit in the amount of $120 million (2016 - $117 million) in support of future decommissioning obligations at the Alberta mine. Some of the facilities that are co-located with mining operations do not currently have any decommissioning obligations recorded as the obligations associated with the facilities are indeterminate at this time.
B. Other Provisions

Other provisions include amounts related to a portion of the Corporation’s fixed price commitments under several natural gas transportation contracts for firm transportation that is not expected to be used and for vacant leased premises. Accordingly, the unavoidable costs of meeting these obligations exceed the economic benefits expected to be received. The contracts extend to 2023.
Other provisions also include provisions arising from ongoing business activities and include amounts related to commercial disputes between the Corporation and customers or suppliers. Information about the expected timing of settlement and uncertainties that could impact the amount or timing of settlement has not been provided as this may impact the Corporation’s ability to settle the provisions in the most favourable manner.
During 2015, the Corporation recorded a significant adjustment to other provisions, relating to the force majeure claim at Keephills 1. However, on Nov. 18, 2016, force majeure relief was granted to the Corporation and accordingly approximately $94 million was reversed during the last quarter of 2016 as disclosed in Note 4(I).